   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 30, 1997
                                                      REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           ------------------------

                               HS RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                                 94-3036864
   (State or other jurisdiction of                  (I.R.S. Employer
   incorporation or organization)                Identification Number)

                               ONE MARITIME PLAZA
                                   15TH FLOOR
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 433-5795
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive office)
                             JAMES M. PICCONE, ESQ.
                       VICE PRESIDENT AND GENERAL COUNSEL
                               HS RESOURCES, INC.
                           1999 BROADWAY, SUITE 3600
                            DENVER, COLORADO  80202
                                 (303) 296-3600
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           ------------------------


           It is requested that copies of communications be sent to:

                           RONALD R. LEVINE, II, ESQ.
                           DAVIS, GRAHAM & STUBBS LLP
                       370 SEVENTEENTH STREET, SUITE 4700
                            DENVER, COLORADO  80202
                                 (303) 892-9400

                           ------------------------

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
   From time to time after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act
of 1933, check the following box.   [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier
effective registration statement for the same offering.   [x] Reg. No. 333-28825

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering.   [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434,
please check the following box.   [ ]


                           ------------------------

                        CALCULATION OF REGISTRATION FEE

=========================================================================================================================
                                                              Proposed         Proposed
                                                Amount         maximum          maximum
      Title of each class of                     to be     offering price      aggregate           Amount of
   securities to be registered              registered       per unit(1)   offering price(1)   registration fee(1)
-------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.001 per share       311,476           $17.19        $5,354,272            $1,623
=========================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c). Based upon the average of the high and low prices reported by The New York Stock Exchange on September 23, 1997.

                           ------------------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

       The information in the Registration Statement filed by HS Resources, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") (File No. 333-28825) pursuant to the Securities Act of 1933, as amended, is incorporated by reference into this Registration Statement.

               PART II INFORMATION NOT REQUIRED IN THE PROSPECTUS


        All exhibits filed with or incorporated by reference in Registration Statement No. 333-28825 are incorporated by reference into, and shall be deemed part of, this registration statement, except the following which are filed herewith:

Exhibit
Number                     Description of Exhibits

5.1*                       Opinion of Davis, Graham & Stubbs LLP.

23.1*                      Consent of Arthur Andersen LLP.

23.2*                      Consent of Williamson Petroleum Consultants, Inc.

23.3*                      Consent of Netherland, Sewell & Associates, Inc.

23.4*                      Consent of Davis, Graham & Stubbs LLP (contained in
                           Exhibit 5.1).

99.1* Certificate of the Registrant as to payment of additional registration fee.

*  Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado on the thirtieth day of September, 1997.

                                     HS Resources, Inc.
                                     a Delaware corporation

                                     By: /s/ Nicholas J. Sutton*
                                        --------------------------------------
                                              Nicholas J. Sutton
                                              Chairman of the Board and Chief
                                              Executive Officer


         Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the date indicated.



September 30, 1997                  By: /s/ Nicholas J. Sutton*
Date                                   ----------------------------------------
                                             Nicholas J. Sutton
                                             Chairman of the Board and Chief
                                             Executive Officer (Principal
                                             Executive Officer)




September 30, 1997                  By: /s/ P. Michael Highum*
Date                                   ----------------------------------------
                                             P. Michael Highum
                                             President and Director (Principal
                                             Executive Officer)



September 30, 1997                  By: /s/ James E. Duffy
Date                                   ----------------------------------------
                                             James E. Duffy
                                             Vice President - Finance and Chief
                                             Financial Officer and
                                             Director (Principal Financial
                                             Officer)

September 30, 1997                  By: /s/ Annette M. Montoya*
Date                                   ----------------------------------------
                                             Annette M. Montoya
                                             Vice President - Accounting/HR/OM




September 30, 1997                  By: /s/ Kenneth A. Hersh*
Date                                   ----------------------------------------
                                             Kenneth A. Hersh
                                             Director




September 30, 1997                  By: /s/ Michael J. Savage*
Date                                   ----------------------------------------
                                             Michael J. Savage
                                             Director




September 30, 1997                  By: /s/ Philip B. Smith*
Date                                   ----------------------------------------
                                             Philip B. Smith
                                             Director


                                   *By: /s/ James E. Duffy
                                       ---------------------------------------
                                         Attorney-in-fact

                                 EXHIBIT INDEX


       EXHIBIT                                                                                      PAGE
       NUMBER                                         DESCRIPTION                                  NUMBER
        5.1         Opinion of Davis, Graham & Stubbs LLP.

       23.1         Consent of Arthur Andersen LLP.

       23.2         Consent of Williamson Petroleum Consultants, Inc.

       23.3         Consent of Netherland, Sewell & Associates, Inc.

       23.4         Consent of Davis, Graham & Stubbs LLP (contained in
                    Exhibit 5.1)

       99.1* Certificate of the Registrant as to payment of additional registration fee.

*  Filed herewith